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                                                                  EXHIBIT 23(b)




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Wall Street Deli, Inc.
Birmingham, Alabama

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 26, 1999, relating to the consolidated financial statements of Wall Street Deli, Inc. appearing in the Company's Annual Report on Form 10-K for the fiscal year ended July 3, 1999.



                                                              BDO SEIDMAN, LLP


Memphis, Tennessee
April 6, 2000





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